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                                                                    Exhibit 10.6
                                                                    ------------

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") dated as of
________________, 2000, is entered into by Metavante Corporation, a Wisconsin corporation (the "Company"), and Marshall & Ilsley Corporation, a Wisconsin corporation (the "Shareholder").

     This Agreement is made in connection with the registration for sale to the public of shares of Common Stock (as hereinafter defined) pursuant to a registration statement on Form S-1 and any amendments thereto (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") (the "Initial Public Offering").

     The Shareholder owns approximately ____% of the issued and outstanding shares of Common Stock (as hereinafter defined) after completion of the Initial Public Offering (approximately ____% if the overallotment option is exercised in full. Subject to the provisions hereof, the Shareholder or any Affiliate (as hereinafter defined) that may acquire shares of Common Stock from the Shareholder has the right to cause the Company, upon request, to register with the Commission an offering and sale of shares of Common Stock owned by the Shareholder or any such Affiliate, subject to the terms of this Agreement.

     The parties to this Agreement agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized terms shall have the indicated meanings:

     Affiliate - Marshall & Ilsley Corporation, a Wisconsin corporation ("M&I"), and any Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, M&I.

     Common Stock - The common stock, $.01 par value per share, of the Company.

     Distribution Abandonment Notice - Notice to the Company that M&I does not intend to complete the distribution of the Common Stock it holds to its shareholders.

     Exchange Act - The Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     Holder - The Shareholder and any Affiliate which owns Registrable Securities on the date hereof or to which Registrable Securities are transferred after the date hereof.

     Officers' Certificate - A certificate signed by the Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company.

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     Person - Any individual, partnership, joint venture, corporation, trust, unincorporated organization, limited liability company, or other business entity.

     Registrable Securities - The Common Stock owned by the Holders and any Common Stock which may be issued or distributed in respect thereof by way of a stock dividend or a stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when they cease to be owned by a Holder.

     Rule 144 - Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or any successor rule.

     Securities Act - The Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any similar federal statute.

     2. Effectiveness of Registration Rights. This Agreement shall only become effective upon the receipt by the Company of the Distribution Abandonment Notice. The following provisions shall apply when this Agreement becomes effective:

     (a) Demand Registration. In the event that following the period the Holder is prohibited from selling the Registrable Securities by the provisions of the underwriting agreement relating to the Initial Public Offering, any Holder or Holders (i) desire to sell shares of Registrable Securities owned by such Holder or Holders and (ii) an exemption from registration under the Securities Act or the rules and regulations promulgated thereunder, including, without limitation, Rule 144 (or any successor rules or regulation thereto), is not available to enable the Holder or Holders to dispose of the number of shares of Registrable Securities it desires to sell at the time and in the manner it desires to do so, then upon the written request of any Holder or Holders requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities and specifying the intended method of disposition thereof, but subject to the limitations set forth herein, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and the Company shall file with the Commission as promptly as practicable after sending such notice, and use its best efforts to cause to become effective, a registration statement under the Securities Act registering the offering and sale of:

          (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders; and

          (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that the Company shall not be obligated to file a registration statement relating to any registration request under this

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Section 2(a) (A) unless the aggregate requests by the Holder or Holders for such registration cover not less than 5.0% of the outstanding Common Stock, (B) with respect to more than an aggregate of 3 registrations (which shall be increased to an unlimited number of registrations if such additional registrations are effected on Form S-3 or any successor similar short-form registration statement) under this Section 2(a), (C) within a period of 180 days after the effective date of any other registration statement relating to any registration request under this Section 2(a), or (D) if with respect thereto, the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders requesting such registration agree to pay the expenses of the Company in connection with such an audit other than the regular audit).

     (b) Priority in Requested Registrations. If a requested registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without having an adverse effect on such offering as contemplated by the Holders (including the price at which the Holders propose to sell such Registrable Securities) the Company will (subject to the last sentence of this paragraph) include in such registration only the Registrable Securities requested to be included in such registration by the Holders. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold; provided, however, that neither the Company nor any other Person may include any securities in any registration pursuant to this
Section 2 without the prior written consent of the Holders requesting such registration.

     (c)  Limitation on Registration Rights.

          (i) If a request for registration pursuant to Section 2(a) hereof is made within 30 days prior to the conclusion of the Company's then current fiscal year, or within 40 days after the end of a fiscal year, the Company shall not be required to file a registration statement until such time as the Company receives its audited financial statements for such fiscal year.

          (ii) The Company shall be entitled to postpone for a reasonable period of time (not to exceed 90 days (or, in the case of clause (A) below, 180 days after effectiveness of the proposed registration statement), which may not thereafter be extended) the filing

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     of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2(a) hereof if, at the time it receives a request for such registration, (A) the Company is conducting or about to conduct an offering of any class of its securities and the Company is advised by the investment banker or financial advisor engaged by the Company to advise the Company thereon that such offering would be affected adversely by the registration so demanded and the Company shall have furnished to the Holder or Holders of Registrable Securities requesting such registration an Officers' Certificate to that effect, (B) the Company is in possession of material information that has not been disclosed to the public and the Company deems it advisable not to disclose such information in the registration statement, (C) the Company is engaged in any active program for the repurchase of its Common Stock or (D) the board of directors of the Company shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company and the Company shall have furnished to the Holder or Holders of Registrable Securities requesting such registration an Officers' Certificate to that effect. After such period of postponement the Company shall effect such registration as promptly as practicable without further request from the Holder or Holders of Registrable Securities, unless such request has been withdrawn.

          (iii) Except as otherwise provided herein, any request by a Holder or Holders for registration of Registrable Securities pursuant to Section 2(a) hereof which is subsequently withdrawn prior to the registration statement becoming effective shall not constitute a registration statement for purposes of determining the number of registrations to which the Holder of such Registrable Securities is entitled pursuant to Section 2(a); provided, however, that the Holder of such Registrable Securities shall reimburse the Company for all expenses incurred, including, without limitation, reasonable fees and expenses of the Company's attorneys, accountants and investment bankers, in connection with the preparation and filing, if filed, of such registration statement.

     (d) If any registration of Registrable Securities shall be made in connection with an underwritten public offering pursuant to this Section 2, then the Company shall not effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any of its equity securities ("Company Equity Securities") (except, in each case, (1) as part of such public offering, and (2) pursuant to employee benefit plans registered on Form S-8) during the 180 day period beginning on the effective date of such registration, and the Company shall use its best efforts to cause each member of the management of the Company who holds any Company Equity Securities and each other holder of 5% or more of any Company Equity Securities purchased from the Company (at any time other than in a public offering) to so agree.

     3. (a) Incidental Registration. If this Agreement is effective and if the Company shall at any time propose to file a registration statement under the Securities Act for an offering of securities of the Company for cash (other than an offering relating to (i) a business combination that is to be filed on Form S-4 under Securities Act (or any successor form thereto) or (ii) any employee benefit plan, including, without limitation a stock option or stock purchase plan), the Company shall provide prompt written notice of such proposal to all Holders of Registrable

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Securities of its intention to do so and of such Holders' rights under this
Section 3 and shall use its best efforts to include such number or amount of Registrable Securities in such registration statement which the Company has been so requested to register by the Holders thereof, which request shall be made to the Company within 20 days after the Holder receives notice from the Company of such proposed registration; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses referred to in Section 6 incurred in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders requesting to include their Registrable Securities in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, any Holder requesting to include their Registrable Securities in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

     (b) Priority in Incidental Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities to be included in such registration (including Registrable Securities) exceeds the number which can be sold in such offering without having an adverse effect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration (i) first, all of the securities the Company proposes to sell, (ii) second, that number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

     (c) If any registration of Registrable Securities shall be made in connection with an underwritten public offering pursuant to this Section 3, then the Holders shall not effect any public sale or distribution of any Registrable Securities (except as part of such public offering) during the 180 day period beginning on the effective date of such registration, if, and to the extent that, the managing underwriter(s) of any such offering determine(s) that such action is necessary or desirable to effect such offering; provided, that each Holder has received the written notice required by subsection (a), hereof. Notwithstanding the foregoing, no Holder shall be obligated to comply with the restrictions of this subsection as a result of an underwritten public offering subject to this Section 3 more than once in any twelve month period.

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     4.  Additional Rights.  If the Company at any time grants any other holders of Company Equity Securities any rights to request the Company to effect the registration of any such Company Equity Securities on terms more favorable to such holders than the terms set forth in this Agreement, this Agreement shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits. In no event shall the Company grant to any person any rights to request the Company to effect the registration of any Company Equity Securities on terms which are adverse to the rights of the Holders set forth in this Agreement.

     5. Registration Procedures. Whenever a Holder or Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any

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event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances under which made, not misleading, and at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which made, not misleading;

     (f) cause all such Registrable Securities to be listed or admitted for trading on each securities exchange or quotation system on which securities issued by the Company that are of the same class as the Registrable Securities are then listed or admitted for trading;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent certified public accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (i) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

     (j) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of the Registrable Securities being sold reasonably request;

     (k) if underwriters are engaged in connection with any registration referred to in this Agreement, enter into underwriting or other agreements providing indemnification, representations, covenants, opinions and other assurances to the underwriters in form and substance reasonably satisfactory to such underwriters; and

     (l) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     6. Registration Expenses. All expenses incidental to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all

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independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company, including without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties, the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing or admitting the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed or admitted will be borne by the Company, except that (i) underwriting discounts and commissions relating to the sale of Registrable Securities will be the responsibility of the seller of the related Registrable Securities, (ii) filing fees relating to the registration or qualification of Registrable Securities with the Commission and any state securities or blue sky commission will be the responsibility of the seller of the related Registrable Securities, (iii) printing expenses incurred in connection with any offering of Registrable Securities pursuant to Section 2(a) hereof will be the responsibility of the sellers, (iv) the fees and expenses of any counsel for the sellers will be the responsibility of such sellers and (v) any special or extraordinary auditing costs resulting solely from the registration of Registrable Securities under this Agreement will be the responsibility of the sellers.

     7. Term. This Agreement shall terminate upon the earlier to occur of (i) any distribution (effected by dividend or otherwise) by the Shareholder of all of the Registrable Securities held by it to the shareholders of M&I, or its successors or (ii) such time as the shares of Registrable Securities owned by the Holders of Registrable Securities constitute less than 5.0% of the issued and outstanding shares of Common Stock of the Company.

     8.  Indemnification.

     (a) In connection with any offering of Registrable Securities pursuant to Sections 2(a) or 3(a) hereof, the Company agrees to indemnify, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are sold in such offering, its officers and directors and each person who controls such Holder or Holders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon any information furnished in writing to the Company by a Holder or Holders of Registrable Securities expressly for use therein.

     (b) Each Holder of Registrable Securities whose Registrable Securities are sold in any offering pursuant to Sections 2(a) or 3(a) hereof, agrees to indemnify, to the fullest extent permitted by law, the Company, the other Holders of Registrable Securities whose Registrable Securities are sold in such offering, their respective officers and directors and each other person, if any, who controls the Company or such other Holders of Registrable Securities (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses

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(including attorney's fees) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon any information furnished in writing to the Company by such Holder expressly for use therein.

     (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The indemnifying party also agrees to make such provisions as are reasonably requested by any indemnified party, of contribution to any such party in the event the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason.

     9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10. Rule 144. The Company covenants and agrees that it shall file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it shall, upon the request of any Holder, make publicly available such information), and it shall take such further action as any Holder may reasonable request, all to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request

                                       9
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of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     11.  Miscellaneous.

     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities (other than any underwriting agreement relating to the Initial Public Offering) which is inconsistent or in conflict with the rights granted to the Holders of Registrable Securities in this Agreement.

     (b) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     (c) Amendment and Waivers. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Holders of at least 50% of the Registrable Securities.

     (d) Successors and Assigns. No Holder may assign this Agreement or any of its rights or obligations hereunder to any Person other than the Shareholder or any Affiliate without the prior written consent of the Company, and any such attempted assignment without such prior written consent shall be void and of no force and effect. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (f) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (h) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Wisconsin.

     (i) Notice. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to each Holder of Registrable Securities at such Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Holder to the Company in writing) and to the Company at its principal executive offices.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       METAVANTE CORPORATION


                                       By: ____________________________________

                                       Title: _________________________________


                                       MARSHALL & ILSLEY CORPORATION


                                       By: ____________________________________

                                       Title: _________________________________



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